LICENSING AGREEMENTS	9 Months Ended
Dec. 31, 2016
LICENSING AGREEMENTS [Abstract]
LicensingAgreementsDisclosureTextBlock [Text Block]
13.	LICENSING AGREEMENTS

The Company’s subsidiary maintains a licensing agreement with the Massachusetts Institute of Technology (“MIT”) for exclusive rights to utilize certain of MIT’s patented technology. The licensing agreement remains in effect until the expiration or abandonment of all patent rights and patent applications filed that are included under license, the last of which patent rights expires in November 2024. The agreement provides the Company with the option to sublicense the rights under the agreement. Under the terms of the agreement, as amended, royalties are payable to MIT based on 3% of certain domestic product sales and 1.5% of certain international product sales, as defined, and 50% of all sublicense income.

The Company recognized $2,500 and $7,500 of royalty expense under this agreement during the three and nine months ended December 31, 2016. At September 30, 2016, the Company had accrued royalty and related amounts payable to MIT of $33,369 included in accounts payable on the condensed consolidated interim balance sheets and during the quarter ended December 31, 2016, the entire balance owed was paid to MIT. One of the Company’s directors is an employee of MIT as well as the Company’s Chief Science Officer.

The Company maintains a second licensing agreement with the same director noted above and an unrelated third party for exclusive rights to utilize certain patented technology. The Company has exclusive rights to the patents and related applications, as defined, until expiration in May 2027. The agreement provides the Company with the option to sublicense the rights under the agreement. Under the terms of the agreement royalties are payable to the patent holders based on 1% of net sales, as defined, and 50% of all sublicense income. There have been no sales under this agreement through December 31, 2016.